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                            1ST SOURCE MONOGRAM FUNDS

                    Supplement Dated November 10, 2003 to the
                         Prospectus dated August 1, 2003

The following information replaces the current disclosure on Page 34 of the Prospectus regarding the Portfolio Manager for the 1st Source Monogram Special Equity Fund:

Phillip Robert is the Portfolio Manager for the Special Equity Fund and is responsible for the day-to-day management of the Fund's portfolio. Mr. Robert joined the Advisor in November 2003. From May 1992 to August 1997, Mr. Robert was an employee of STI Capital Management working as an equity analyst and trader. From September 1997 to August 2000 Mr. Robert served as a portfolio manager with the investment advisory firm of DePrince, Race & Zollo, Inc. From September 2000 to April 2002, Mr. Robert was a managing director for small cap equities with David L. Babson & Co. From May 2002 to November 2003, Mr. Robert was a private investor. Mr. Robert received a B.A. in Economics from the University of Southern California, San Diego in 1991 and an M.B.A. from the Roy
E. Crummer Graduate School of Business at Rollins College in 1993.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE